MS SA-1 05/09

SUPPLEMENT DATED MAY 29, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2009

OF

FRANKLIN MUTUAL SERIES FUNDS

Mutual Beacon Fund
Mutual Global Discovery Fund
Mutual European Fund
Mutual Financial Services Fund
Mutual International Fund
Mutual Quest Fund
Mutual Shares Fund

The Statement of Additional Information is amended as follows:

The “Goals, Strategies and Risks – Derivative Transactions – Swap Agreements” section is revised by adding the following after “Synthetic equity swaps:”

Credit default swaps. The Fund may be a buyer of credit default swaps. The “buyer” in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and delivery in physical form the reference debt obligation or a cash payment equal to the then current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

The Fund may buy credit default swaps in order to try to hedge against a decline in the value of its portfolio debt securities due to a credit event. The Fund may also buy credit default swaps to take advantage of what the manager believes is a mispricing of the swap, whether or not the Fund owns the underlying reference security.

Please keep this supplement for future reference.